Exhibit 99.01
Cadence Reports First Quarter 2017 Financial Results
SAN JOSE, Calif. — April 24, 2017 — Cadence Design Systems, Inc. (NASDAQ: CDNS) today announced results for the first quarter 2017.
Cadence reported first quarter 2017 revenue of $477 million, compared to revenue of $448 million reported for the same period in 2016. On a GAAP basis, Cadence recognized net income of $68 million, or $0.25 per share on a diluted basis, in the first quarter of 2017, compared to net income of $51 million, or $0.17 per share on a diluted basis, for the same period in 2016.
Using the non-GAAP measure defined below, net income in the first quarter of 2017 was $89 million, or $0.32 per share on a diluted basis, as compared to net income of $86 million, or $0.28 per share on a diluted basis, for the same period in 2016.
“Consistent execution enabled Cadence to deliver strong results.  Innovation is at the heart of our success and we have introduced three significant new products so far in 2017:  Xcelium™ for parallel logic simulation, Protium™ S1 for advanced FPGA-based prototyping and Pegasus™ Verification System, a next generation physical verification solution,” said Lip-Bu Tan, president and chief executive officer.  “Additionally, our digital and signoff solutions continue to proliferate with market-shaping customers for the most complex designs at the most advanced nodes.”
“Cadence met or exceeded its key operating metrics in the first quarter, and we are maintaining our outlook for the fiscal year,” said Geoff Ribar, senior vice president and chief financial officer.
CFO Commentary
Commentary on the first quarter 2017 financial results by Geoff Ribar, senior vice president and chief financial officer, is available at www.cadence.com/cadence/investor_relations.
Business Outlook
For the second quarter of 2017, the company expects total revenue in the range of $470 million to $480 million. Second quarter GAAP net income per diluted share is expected to be in the range of $0.20 to $0.22. Net income per diluted share using the non-GAAP measure defined below is expected to be in the range of $0.31 to $0.33.
For 2017, the company expects total revenue in the range of $1.900 billion to $1.950 billion. On a GAAP basis, net income per diluted share for 2017 is expected to be in the range of $0.93 to $1.03. Using the non-GAAP measure defined below, net income per diluted share for 2017 is expected to be in the range of $1.32 to $1.42.

A schedule showing a reconciliation of the business outlook from GAAP net income and diluted net income per share to non-GAAP net income and diluted net income per share is included in this release.
Audio Webcast Scheduled

Lip-Bu Tan, president and chief executive officer, and Geoff Ribar, senior vice president and chief financial officer, will host a first quarter 2017 financial results audio webcast today, April 24, 2017, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting April 24, 2017 at 5 p.m. (Pacific) and ending June 16, 2017 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/cadence/investor_relations.
About Cadence
Cadence enables global electronic design innovation and plays an essential role in the creation of today’s integrated circuits and electronics. Customers use Cadence® software, hardware, IP, and services to design and verify advanced semiconductors, consumer electronics, networking and telecommunications equipment, and computer systems. The company is headquartered in San Jose, California, with sales offices, design centers, and research facilities around the world to serve the global electronics industry. More information about the company and its products and services is available at www.cadence.com.
Cadence, the Cadence logo, Xcelium, Protium and Pegasus are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

The statements contained above regarding Cadence’s first quarter 2017 financial results, as well as the information in the Business Outlook section, are or include forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect cash flow, liquidity, reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles, or GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a GAAP basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets, stock-based compensation expense, acquisition and integration-related costs including retention expenses, investment gains or losses, income or expenses related to Cadence’s non-qualified deferred compensation plan, restructuring and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Net Income Reconciliation	Three Months Ended
	April 1, 2017	April 2, 2016
	(unaudited)
(in thousands)
Net income on a GAAP basis	$68,259	$50,562
Amortization of acquired intangibles	14,434	16,443
Stock-based compensation expense	27,436	24,632
Non-qualified deferred compensation expenses (credits)	1,269	(83)
Restructuring and other charges (credits)	(1,788)	14,586
Acquisition and integration-related costs	1,357	804
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(1,228)	(2,617)
Income tax effect of non-GAAP adjustments	(20,679)	(18,698)
Net income on a non-GAAP basis	$89,060	$85,629

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Diluted Net Income per Share Reconciliation	Three Months Ended
	April 1, 2017	April 2, 2016
	(unaudited)
(in thousands, except per share data)
Diluted net income per share on a GAAP basis	$0.25	$0.17
Amortization of acquired intangibles	0.05	0.05
Stock-based compensation expense	0.10	0.08
Non-qualified deferred compensation expenses (credits)	—	—
Restructuring and other charges (credits)	(0.01)	0.05
Acquisition and integration-related costs	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(0.01)
Income tax effect of non-GAAP adjustments	(0.07)	(0.06)
Diluted net income per share on a non-GAAP basis	$0.32	$0.28
Shares used in calculation of diluted net income per share — GAAP**	277,736	303,434
Shares used in calculation of diluted net income per share — non-GAAP**	277,736	303,434

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

**
Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

Cadence expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts and others. At these meetings, Cadence may reiterate the business outlook published in this press release. At the same time, Cadence will keep this press release, including the business outlook, publicly available on its website.
Prior to the start of the Quiet Period (described below), the public may continue to rely on the business outlook contained herein as still being Cadence’s current expectations on matters covered unless Cadence publishes a notice stating otherwise.
Beginning June 16, 2017, Cadence will observe a Quiet Period during which the business outlook as provided in this press release and the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q no longer constitute the company’s current expectations. During the Quiet Period, the business outlook in these documents should be considered historical, speaking as of prior to the Quiet Period only and not subject to any update by the company. During the Quiet Period, Cadence’s representatives will not comment on Cadence’s business outlook, financial results or expectations. The Quiet Period will extend until the day when Cadence’s second quarter 2017 earnings release is published, which is currently scheduled for July 24, 2017.

For more information, please contact:
Investors and Shareholders
Alan Lindstrom
Cadence Design Systems, Inc.
408-944-7100
investor_relations@cadence.com
Media and Industry Analysts
Craig Cochran
Cadence Design Systems, Inc.
408-944-7039
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
April 1, 2017 and December 31, 2016
(In thousands)
(Unaudited)

	April 1, 2017	December 31, 2016
Current assets:
Cash and cash equivalents	$544,128	$465,232
Short-term investments	3,479	3,057
Receivables, net	180,571	157,171
Inventories	30,734	39,475
Prepaid expenses and other	41,092	37,099
Total current assets	800,004	702,034
Property, plant and equipment, net of accumulated depreciation of $623,185 and $612,961, respectively	243,949	238,607
Goodwill	574,545	572,764
Acquired intangibles, net of accumulated amortization of $254,949 and $267,723, respectively	244,445	258,814
Long-term receivables	13,127	12,949
Other assets	315,128	311,740
Total assets	$2,191,198	$2,096,908
Current liabilities:
Revolving credit facility	$50,000	$50,000
Accounts payable and accrued liabilities	193,978	239,496
Current portion of deferred revenue	331,848	296,066
Total current liabilities	575,826	585,562
Long-term liabilities:
Long-term portion of deferred revenue	66,399	66,769
Long-term debt	643,709	643,493
Other long-term liabilities	64,672	59,314
Total long-term liabilities	774,780	769,576
Stockholders’ equity	840,592	741,770
Total liabilities and stockholders’ equity	$2,191,198	$2,096,908

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three Months Ended April 1, 2017 and April 2, 2016
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	April 1, 2017	April 2, 2016
Revenue:
Product and maintenance	$451,407	$411,744
Services	25,504	36,118
Total revenue	476,911	447,862
Costs and expenses:
Cost of product and maintenance	43,717	44,181
Cost of services	18,075	17,873
Marketing and sales	103,347	99,200
Research and development	198,286	179,906
General and administrative	31,816	28,300
Amortization of acquired intangibles	3,856	5,780
Restructuring and other charges (credits)	(1,788)	14,586
Total costs and expenses	397,309	389,826
Income from operations	79,602	58,036
Interest expense	(6,479)	(5,357)
Other income, net	1,059	4,763
Income before provision for income taxes	74,182	57,442
Provision for income taxes	5,923	6,880
Net income	$68,259	$50,562
Net income per share - basic	$0.25	$0.17
Net income per share - diluted	$0.25	$0.17
Weighted average common shares outstanding - basic	270,173	296,615
Weighted average common shares outstanding - diluted	277,736	303,434

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Three Months Ended April 1, 2017 and April 2, 2016
(In thousands)
(Unaudited)

	Three Months Ended
	April 1, 2017	April 2, 2016
Cash and cash equivalents at beginning of period	$465,232	$616,686
Cash flows from operating activities:
Net income	68,259	50,562
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,894	31,231
Amortization of debt discount and fees	350	255
Stock-based compensation	27,436	24,632
Gain on investments, net	(1,228)	(2,617)
Deferred income taxes	1,990	1,623
Other non-cash items	1,359	209
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(22,475)	11,618
Inventories	6,000	(3,714)
Prepaid expenses and other	(3,777)	(10,132)
Other assets	(3,657)	(3,595)
Accounts payable and accrued liabilities	(46,159)	(42,557)
Deferred revenue	34,325	30,710
Other long-term liabilities	1,113	(5,034)
Net cash provided by operating activities	92,430	83,191
Cash flows from investing activities:
Purchases of available-for-sale securities	—	(20,525)
Proceeds from the sale of available-for-sale securities	107	1,000
Proceeds from the maturity of available-for-sale securities	—	19,000
Proceeds from the sale of long-term investments	—	2,583
Purchases of property, plant and equipment	(14,843)	(12,116)
Cash paid in business combinations and asset acquisitions, net of cash acquired	—	(3,853)
Net cash used for investing activities	(14,736)	(13,911)
Cash flows from financing activities:
Proceeds from term loan	—	300,000
Proceeds from revolving credit facility	50,000	50,000
Payment on revolving credit facility	(50,000)	—
Payment of debt issuance costs	(793)	(542)
Proceeds from issuance of common stock	22,715	24,200
Stock received for payment of employee taxes on vesting of restricted stock	(22,470)	(15,225)
Payments for repurchases of common stock	—	(240,000)
Net cash provided by (used for) financing activities	(548)	118,433
Effect of exchange rate changes on cash and cash equivalents	1,750	6,001
Increase in cash and cash equivalents	78,896	193,714
Cash and cash equivalents at end of period	$544,128	$810,400

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2016					2017
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1
Americas	49%	47%	46%	48%	48%	45%
Asia	22%	24%	27%	25%	24%	26%
Europe, Middle East and Africa	19%	20%	19%	19%	19%	20%
Japan	10%	9%	8%	8%	9%	9%
Total	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Group (% of Total Revenue)

	2016					2017
PRODUCT GROUP	Q1	Q2	Q3	Q4	Year	Q1
Functional Verification, including Emulation and Prototyping Hardware	26%	27%	24%	25%	25%	23%
Digital IC Design and Signoff	30%	27%	28%	30%	29%	29%
Custom IC Design	25%	26%	27%	25%	25%	26%
System Interconnect and Analysis	9%	10%	10%	9%	10%	10%
IP	10%	10%	11%	11%	11%	12%
Total	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
As of April 24, 2017
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
(Unaudited)

	Three Months Ending July 1, 2017	Year Ending December 30, 2017
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$0.20 to $0.22	$0.93 to $1.03
Amortization of acquired intangibles	0.05	0.20
Stock-based compensation expense	0.11	0.46
Non-qualified deferred compensation expenses	—	—
Restructuring and other charges (credits)	—	(0.01)
Acquisition and integration-related costs	—	0.01
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	—
Income tax effect of non-GAAP adjustments	(0.05)	(0.27)
Diluted net income per share on a non-GAAP basis†	$0.31 to $0.33	$1.32 to $1.42

Cadence Design Systems, Inc.
As of April 24, 2017
Impact of Non-GAAP Adjustments on Forward Looking Net Income
(Unaudited)

	Three Months Ending July 1, 2017	Year Ending December 30, 2017
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$56 to $62	$259 to $287
Amortization of acquired intangibles	14	56
Stock-based compensation expense	31	128
Non-qualified deferred compensation expenses	—	1
Restructuring and other charges (credits)	—	(2)
Acquisition and integration-related costs	1	3
Other income or expense related to investments and non-qualified deferred compensation plan assets*	—	(1)
Income tax effect of non-GAAP adjustments	(15)	(76)
Net income on a non-GAAP basis†	$87 to $93	$368 to $396

†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

*
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.